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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 6, 2006 (December 6, 2006)

                              CONCORD CAMERA CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



       New Jersey                                       13-3152196
-------------------------------                  -----------------------------
(State or other jurisdiction                        (I.R.S. Employer
 of incorporation)                                  Identification Number)

                                     0-17038
                            ------------------------
                            (Commission File Number)


         4000 Hollywood Boulevard, North Tower, Hollywood, Florida 33021
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS.

On December 6, 2006, Concord Camera Corp. (the "Company") received a notice from The Nasdaq Stock Market advising the Company that it has regained compliance with the Nasdaq Global Market minimum bid price requirement by maintaining a closing bid price of $1.00 per share or greater for at least 10 consecutive business days.

For additional information, see the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit           Description
No.               of Exhibit
-------           -----------

99.1              Press Release dated December 6, 2006


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CONCORD CAMERA CORP.


Date:  December 6, 2006                   By: /s/ Scott L. Lampert
                                              ----------------------------------
                                              Scott L. Lampert, Vice President,
                                              General Counsel and Secretary